                                                                    EXHIBIT 99.7


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1


                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                                                                      OTHER    OTHER
LTV :                            FIXED $      FIXED %      2/28 $    2/28 %     3/27 $    3/27 %   5/25 $    5/25 %   ARM $    ARM %
BELOW 70.01
70.01 TO 75                              0       0.00       399,100  100.00            0    0.00          0   0.00         0    0.00
75.01 TO 80                     61,042,039      10.44   417,633,803   71.40   99,760,261   17.06  5,720,221   0.98   772,792    0.13
80.01 TO 85                        907,022       6.62    10,439,737   76.23    1,701,565   12.42    647,371   4.73         0    0.00
85.01 TO 90
90.01 TO 95
95.01 TO 100
100.01 PLUS

FICO
BELOW 550
550 TO 574                               0       0.00       312,000  100.00            0    0.00          0   0.00         0    0.00
575 TO 599                       6,120,449       8.71    52,007,695   74.05   11,893,219   16.93    207,925   0.30         0    0.00
600 TO 624                      13,750,530      12.49    78,031,885   70.89   17,460,277   15.86    599,416   0.54   225,500    0.20
625 TO 649                       9,978,813      13.87    49,527,395   68.85   12,085,882   16.80    344,000   0.48         0    0.00
650 TO 674                      11,931,349      10.87    79,193,966   72.16   17,206,418   15.68    960,200   0.87   457,292    0.42
675 TO 699                       7,322,679       7.84    67,227,476   71.96   16,869,244   18.06  1,997,899   2.14         0    0.00
700 PLUS                        12,845,241       8.96   102,172,224   71.29   25,946,785   18.11  2,258,153   1.58    90,000    0.06

PROPERTY TYPE:
SINGLE-FAMILY                   51,657,986      12.20   304,839,707   72.01   62,323,339   14.72  4,066,926   0.96   431,500    0.10
PUD                              7,818,946       8.37    62,325,890   66.76   21,369,985   22.89  1,647,724   1.76   202,292    0.22
CONDO.                           1,613,324       3.21    41,958,756   83.60    5,828,678   11.61    652,942   1.30   139,000    0.28
2-4 FAMILY DET.                    858,804       2.67    19,348,288   60.19   11,939,825   37.14          0   0.00         0    0.00
TOWNHOUSE
ROWHOUSE
MANUFACTURED HOUSE

PURPOSE:
PURCHASE                        43,149,473       8.83   358,620,559   73.41   81,154,503   16.61  5,218,793   1.07   378,792    0.08
REFINANCE RATE/TERM              2,306,509      22.64     6,032,704   59.22    1,847,462   18.14          0   0.00         0    0.00
CASH OUT REFI (COF)
 BELOW 70.01 LTV
COF WITH LTV 70.01 TO 75
COF WITH LTV 75.01 TO 80
COF WITH LTV 80.01 TO 85
COF WITH LTV '85.01 TO 90
COF WITH LTV '90.01 TO 95
COF WITH LTV 95.01 TO 100       16,493,080       16.44   63,819,377   63.62   18,459,861   18.40  1,148,800   1.15   394,000    0.39
COF WITH LTV 100.01 PLUS

OCCUPANCY STATUS:
OWNER OCCUPIED                  61,423,160       10.36  423,871,607   71.50  100,548,668   16.96  6,210,643   1.05   772,792    0.13
INVESTMENT
2ND HOME                           525,901        8.49    4,601,033   74.25      913,158   14.74    156,950   2.53         0    0.00

LOAN BALANCE
BELOW 50,000                     1,974,199       38.18    2,784,250   53.85      411,884    7.97          0   0.00         0    0.00
50,000.01 TO 100,000            17,213,837       21.52   50,337,193   62.93   11,854,174   14.82    410,000   0.51   176,500    0.22
100,000.01 TO 150,000           15,640,454       13.98   72,920,493   65.18   22,274,334   19.91    908,652   0.81   139,000    0.12
150,000.01 TO 200,000            9,975,045       10.42   65,459,185   68.39   18,748,506   19.59  1,536,400   1.61         0    0.00
200,000.01 TO 400,000           13,882,375        7.04  154,096,691   78.12   27,225,680   13.80  1,587,541   0.80   457,292    0.23
400,000.01 TO 500,000            2,663,152        5.12   36,173,812   69.61   11,721,082   22.55  1,410,000   2.71         0    0.00
500,000.01 TO 600,000              600,000        1.53   32,134,817   82.08    5,902,800   15.08    515,000   1.32         0    0.00
600,000.01 TO 1,000,000                  0        0.00   14,566,200   81.42    3,323,366   18.58          0   0.00         0    0.00
1,000,000.01 AND ABOVE

LOAN TERM
>30 YEARS
30 YEARS                        59,886,650       10.03  428,472,641   71.78  101,461,826   17.00  6,367,593   1.07   772,792    0.13
20 YEARS                            91,700      100.00            0    0.00            0    0.00          0   0.00         0    0.00
15 YEARS                         1,970,712      100.00            0    0.00            0    0.00          0   0.00         0   00.00
OTHER

DOCUMENTATION TYPE
FULL DOCUMENTATION              40,044,837       12.66  215,678,315   68.18   55,953,196   17.69  4,436,916   1.40   225,500    0.07
LIMITED DOCUMENTATION                    0        0.00    1,396,750   91.79      124,900    8.21          0   0.00         0    0.00
STATED DOCS WITH LTV
 BELOW 70
STATED DOCS WITH LTV
 70.01 TO 75
STATED DOCS WITH LTV
 75.01 TO 80
STATED DOCS WITH LTV
 80.01 TO 85
STATED DOCS WITH LTV
 85.01 TO 90
STATED DOCS WITH LTV
 90.01 TO 95
STATED DOCS WITH LTV
 95.01 TO 100                   21,769,325        7.85  208,441,475   75.15   44,692,910   16.11  1,930,677   0.70   547,292    0.20
STATED DOCS WITH
 LTV ABOVE 100.01

LIEN STATUS
1ST LIEN                        61,949,062       10.34  428,472,641   71.53  101,461,826   16.94  6,367,593   1.06   772,792    0.13
SECOND LIENS WITH
 LTV BELOW 85
SECOND LIENS WITH LTV
 85.01 TO 90
SECOND LIENS WITH LTV
 90.01 TO 95
SECOND LIENS WITH LTV
 95.01 TO 100
SECOND LIENS WITH LTV
 ABOVE 100.01

INTEREST ONLY
% OF MORTGAGE TYPE           251,244,255.00    $    42
AVE. FICO                                          667
AVE. LTV                                         99.95
% STATED DOCS                                    49.12
% FULL DOCS                                      49.41


MH STRATIFICATION:
Total Balance                  0.00
% Pool Balance                 0.00
Ave. FICO                         0
Ave. LTV                       0.00
% Full Docs                    0.00


SILENT SECONDS STRATIFICATION:
Total Balance                  0.00
% Pool Balance                 0.00
Ave. FICO                         0
Ave. LTV                       0.00
% Full Docs                    0.00


2ND LIEN STRATIFICATION:
Total Balance                  0.00
% Pool Balance                 0.00
Ave. FICO                         0
% Full Docs                    0.00


LTV ABOVE 90 STRATIFICATION:
Total Balance        598,624,812.88
% Pool Balance                99.93
Ave. FICO                       662
Ave. LTV                      99.99
% Full Docs                   52.78